EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Primedex Health Systems, Inc. (the “Company”) on Form 10-K for the annual period ended October 31, 2003, as filed with the Securities and Exchange Commission on February 6, 2004 (the “Report”), I, Howard G. Berger, M.D., Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the Report.

/s/ Howard G. Berger, M.D.
Howard G. Berger, M.D.
Chairman and Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)
February 2, 2004

A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.